UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2017

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Employment of Steven J. Smidler
On November 9, 2017, Mr. Steven J. Smidler was notified that he will no longer serve as President of the Company’s Distribution segment effective immediately and his employment with the Company will end on January 2, 2018. Upon the effective date of Mr. Smidler’s termination of employment and the fulfillment of all necessary conditions precedent, he will be entitled to receive the compensation and severance benefits specified in the Executive Employment Agreement, dated as of September 1, 2010 (the “Executive Employment Agreement”), by and between Mr. Smidler and Kaman Industrial Technologies Corporation. A copy of the Executive Employment Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 10, 2010 and is hereby incorporated herein by reference.
Appointment of Alphonse J. Lariviere, Jr.
On November 9, 2017, Mr. Alphonse J. Lariviere, Jr. was appointed to serve as President of the Company’s Distribution segment, succeeding to the duties and responsibilities previously held by Mr. Smidler. Mr. Lariviere had previously served as Senior Vice President - Finance & Administration of the segment, and he will continue to fulfill those duties until a successor is appointed.

Item 7.01	Regulation FD Disclosure
On November 9, 2017, the Company issued a press release announcing the appointment of Mr. Lariviere and the termination of employment of Mr. Smidler. A copy of the press release is attached hereto as Exhibit 99.1.
The press release is being furnished with this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are attached to this Current Report:

Exhibit 99.1 - Press release issued on November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and
General Counsel

Date: November 9, 2017

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Press release issued on November 9, 2017.	Attached